Exhibit 4(a).5

Any text removed pursuant to the Company’s confidential treatment has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

Amendment 153

to the

Amended and Restated License Agreement

for the Use and Marketing of Programming Materials

dated May 31, 1996 (the "1996 Agreement")

between

International Business Machines Corporation

and

Dassault Systemes, S.A.

This Amendment ("Amendment") is entered into by and between International Business Machines Corporation ("IBM"), incorporated under the laws of the State of New York and Dassault Systemes, S.A. ("OWNER"), a French société anonyme.

Whereas, OWNER is the owner of 3D/2D Computer Aided Design/Computer Aided Manufacturing/Computer Aided Engineering/Product Integrated Management software programs marketed under various trademarks.

Whereas, the parties wish to make available additional DELMIA products.

Whereas, the parties wish to amend the 1996 Agreement for the purpose of making the changes associated with the foregoing.

Now therefore, the parties agree to the following:

1.0 Section C. 14 DELMIA Products

Attachment XXVI DELMIA Products Attachment added by Amendment 151 is deleted and replaced with the following updated Attachment XXVI DELMIA Products. This Attachment is the complete listing of all DELMIA Licensed Programs, with changes to the prior version of the Attachment identified per the legend. For the purpose of this Attachment, the term “Bundle” shall have the same meaning as “Configuration.”

Attachment XXVI DELMIA Products

Blue and/or + = New Products

Red = Royalty Changes

Purple = Name Change

Black = No Change

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Configurations
1) DELMIA - DPM Assembly 2	[***]
2) DELMIA - DPM Assembly GT 2	[***]
3) DELMIA - DPM Body In White 2	[***]
4) DELMIA - DPM Body In White GT 2	[***]
5) DELMIA - DPM Body In White XT 2	[***]
6) DELMIA - DPM Process Definition 2	[***]
7) DELMIA - DPM Process Definition GT 2	[***]
8) DELMIA - DPM Powertrain 2	[***]	[***]
9) DELMIA - DPM Powertrain GT 2	[***]	[***]
10) DELMIA - DPM Inspection Off-line Programming & Simulation 2	[***]	[***]
11) DELMIA - DPM Inspect 2	[***]
12)+ DELMIA – Inspection XT 2	[***]
13) DELMIA - DPM Inspection Off-line Programming & Simulation GT 2	[***]
14) DELMIA - DPM ENVISION Assembly 2	[***]	[***]
15) DELMIA - DPM Shop Floor 2	[***]
16) DELMIA - Robotics Simulation 2	[***]
17) DELMIA - Robotics Simulation GT 2	[***]
18) DELMIA - Robotics Simulation XT 2	[***]
19) DELMIA - Machine Tool Path Simulation 2	[***]	[***]
20) DELMIA - Machine Tool Builder 2	[***]	[***]
21) DELMIA - Tolerance Analysis of Deformable Assembly 3	[***]
22) DELMIA – Virtual NC Zip Mill 2	[***]
23) DELMIA – DPM Assembly GT – Mfg Hub Bundle	[***]
24) DELMIA – Advanced Manufacturing Engineer	[***]
25) DELMIA – DPM Assembly – Mfg Hub Bundle	[***]
26) DELMIA – DPM Body In White GT – Mfg Hub Bundle	[***]
27) DELMIA – DPM Body In White – Mfg Hub Bundle	[***]
28) DELMIA – DPM Body In White XT – Mfg Hub Bundle	[***]
29) DELMIA – DPM ENVISION Assembly – Mfg Hub Bundle	[***]
30) DELMIA – Manufacturing Engineer	[***]
31) DELMIA – DPM Powertrain GT 2 – Mfg Hub Bundle	[***]
32) DELMIA – DPM Powertrain 2 – Mfg Hub Bundle	[***]
33) DELMIA – DPM Shop Floor – Mfg Hub Bundle	[***]
34) DELMIA – Robotics Simulation GT – Mfg Hub Bundle	[***]
35) DELMIA – Robotics Simulation – Mfg Hub Bundle	[***]
36) DELMIA – Robotics Simulation XT – Mfg Hub Bundle	[***]
37) DELMIA – DPM Process Definition GT – Mfg Hub Bundle	[***]
38) DELMIA – DPM Process Definition – Mfg Hub Bundle	[***]
39) DELMIA – Shop Floor 2 Bundle	[***]
40) DELMIA – CENIT cPost	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA V5 Products
41) DELMIA - Human Activity Analysis 2	[***]	[***]
42) DELMIA - Human Basic Activities 2	[***]	[***]
43) DELMIA - Human Builder 2	[***]	[***]
44) DELMIA - Human Measurements Editor 2	[***]	[***]
45) DELMIA - Human Modeling Complete 2	[***]	[***]
46) DELMIA - Human Posture Analysis 2	[***]	[***]
47) DELMIA - Human Task Simulation 2	[***]	[***]
48) DELMIA – Arc Welding 2	[***]
49) DELMIA - DMU Navigator 2	[***]
50) DELMIA - DMU Optimizer 2	[***]
51) DELMIA - DMU Space Analysis 2	[***]
52) DELMIA - DMU Dimensioning & Tolerance Review 1	[***]
53) DELMIA - 3D Functional Tolerancing & Annotation 2	[***]
54) DELMIA - Device Building 2	[***]
55) DELMIA – Engineering Requirements Planner 2	[***]
(was DELMIA – Engineering Intent Planner 2)
56) DELMIA – Electrical Harness Simulation	[***]
57) DELMIA - Generative Drafting 2	[***]
58) DELMIA - Interactive Drafting 1	[***]
59) DELMIA - IGES Interface 1	[***]
60) DELMIA - Prismatic Machining Preparation Assistant 2	[***]
61) DELMIA - STEP Core Interface 1	[***]
62) DELMIA - Real Time Rendering 2	[***]
63) DELMIA - Robotics OLP 2	[***]
64) DELMIA - RRS I 2 [***]
65) DELMIA - RRS II 2	[***]
66) DELMIA - DPM Assembly Process Simulation 2	[***]
67)+ DELMIA - DPM Fastening Process Planner 2	[***]
68) DELMIA - DPM Work Instructions 2	[***]
69) DELMIA - Workcell Sequencing 2	[***]
70) DELMIA - Device Task Definition 2	[***]
(was DELMIA - Robot Task Definition 2)
71) DELMIA - Product Knowledge Template 1	[***]	[***]
72) DELMIA - Knowledge Expert 2	[***]
73) DELMIA - NC Manufacturing Verification 2	[***]	[***]	[***]
74) DELMIA - Standard Robot Library 2	[***]
75) DELMIA - Tool Selection Assistant 2	[***]
76) DELMIA – NC Machine Tool Simulation 2	[***]
(was DELMIA - Machine Tool Path Simulation 2)
77) DELMIA - MULTICAx I Plug-in	[***]	[***]
78) DELMIA - MULTICAx ID Plug-in	[***]	[***]
79) DELMIA - MULTICAx IGES Plug-in	[***]	[***]
80) DELMIA - MULTICAx U Plug-in	[***]	[***]
81) DELMIA - MULTICAx P Plug-in	[***]	[***]
82) DELMIA - MULTICAx AD Plug-in	[***]	[***]
83) DELMIA - MULTICAx SE Plug-in	[***]	[***]
84) DELMIA - MULTICAx Solidworks Plug-in	[***]	[***]
85) DELMIA - MULTICAx STEP Plug-in	[***]	[***]
86) DELMIA – DMU Fastening Review 2	[***]	[***]
87) DELMIA – Machining Tolerancing Assistant 2	[***]
88) DELMIA – CENIT FasTIP	[***]
89) DELMIA – CENIT FasTRIM	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Configurations
90) DELMIA - PPR Navigator for Manufacturing Hub	[***]
91)+ DELMIA - PPR Navigator for Manufacturing Hub Rapid	[***]
92) DELMIA - Process & Resource Planner	[***]
93)+ DELMIA - Process & Resource Planner Rapid	[***]
94) DELMIA - Process Engineer	[***]
95) DELMIA - Process Engineer Rapid	[***]
96) DELMIA - Industrial Engineer	[***]
97)+ DELMIA - Industrial Engineer Rapid	[***]
98) DELMIA – ENOVIA Manufacturing Hub Access	[***]
(was DELMIA – ENOVIA Manufacturing Hub Connector)

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA Process Engineer Products
99) DELMIA - Product Evaluation	[***]
100) DELMIA - Process & Resource Planning	[***]
101) DELMIA - Standard Time Measurement	[***]
102) DELMIA - Layout Planning	[***]
103) DELMIA - PPR Loader	[***]
104) DELMIA - JT Files	[***]
105) DELMIA - Workload Balancing	[***]
106) DELMIA - Automatic Line Balancing	[***]
107)+DELMIA – Manufacturing Change Management	[***]
108) DELMIA - DMU Review 1	[***]
109) ORACLE Runtime License	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Configurations
110) ENVISION Telerobotics	[***]
111) ENVISION Virtual Environment	[***]
112) ENVISION Virtual Prototyping	[***]
113) ENVISION Virtual Reality	[***]
114) IGRIP	[***]
115) QUEST	[***]
116) QUEST Express	[***]
117) ReView	[***]
118) UltraArc	[***]
119) UltraGRIP	[***]
120) UltraPaint	[***]
121) UltraSpot	[***]
122) Virtual NC	[***]
123) INSPECT	[***]
124) QUEST Advanced	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA D5 Products
125) Additional Controller Family	[***]
126) Additional Robot	[***]
127) ABB Robot Programming	[***]
128) Arc Welding	[***]
129) Assembly Planner	[***]
130) AXXESS Open Architecture/Virtual Reality	[***]
131) Cable Simulation	[***]
132) Calibration and Signature	[***]
133) Cell Control Design	[***]
134) Cell Control Monitor	[***]
135) Cell Control Logic Translator – Siemens	[***]
136) CLI Device Building	[***]
137) Custom Macro Encryption	[***]
138) Custom Macro Read	[***]
139) Deburring/Finishing	[***]
140) Dynamics	[***]
141) Ergonomics Analysis	[***]
142) Ergonomics	[***]
143) Human Modeling	[***]
144) Industrial Robot Library	[***]
145) Low Level Telerobotic Interface	[***]
146) Material Removal	[***]
147) Floating License, Dissimilar Platforms	[***]
148) Off Line Programming	[***]
149) OptQUEST	[***]
150) Paint	[***]
151) Parasolid Modeling	[***]
152) QUEST User Manual	[***]
153) QUEST Virtual Reality	[***]
154) Remote Display	[***]
155) Realistic Robot Simulation	[***]
156) Floating License, Similar Platforms	[***]
157) Spot Welding	[***]
158) 3D Stereo Vision	[***]
159) Virtual Collaborative Engineering	[***]
160) Virtual NC Machine Building	[***]
161) VRML2x	[***]
162) Zip Mill	[***]
163) Batch IGES Translator	[***]
164) CATIA Direct	[***]
165) DXF Translator	[***]
166) Pro/Engineer Translator	[***]
167) SDRC Translator	[***]
168) Unigraphics Direct Translator	[***]
169) ACIS files to/from Parasolid	[***]
170) ACIS files to Parasolid	[***]
171) CADDS files to/from Parasolid	[***]
172) CADDS files to Parasolid	[***]
173) STEP files to/from Parasolid	[***]
174) Cell Control	[***]
175) SNTWK Upgrade	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Configurations
176) SAFEWORK Basic	[***]
177) SAFEWORK Human Builder	[***]
178) SAFEWORK Humanoid	[***]
179) SAFEWORK Pro	[***]

PLC Related Royalty (US Dollars)
Product Name	Standard Config	Add-on Product	Shareable Product
DELMIA SAFEWORK Products
180) Animation	[***]
181) Anthropometry	[***]
182) Clothing	[***]
183) Collision Detection	[***]
184) Ergonomic Analysis	[***]
185) Posture Analysis	[***]
186) Vision	[***]
187) Virtual Reality	[***]
188) IGES Translator	[***]
189) STEP Translator	[***]
190) STL Translator	[***]

Note: Migration paths from D5 products to V5 products are available and will be handled by the special bid process.

Other than the changes indicated above, it is understood that all other terms of the 1996 Agreement, including all Attachments and Exhibits thereto remain in full force and effect.

If any provision of this Amendment or the 1996 Agreement (as amended) shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of IBM and OWNER as nearly as possible in accordance with applicable law(s).

The parties agree that any reproduction of this Amendment by reliable means (such as facsimile or photocopy) will be considered an original of this Amendment.

	Agreed to: Dassault Systemes, S.A.		Agreed to: International Business Machines Corporation
By: /s/	Thibault de Tersant	By: /s/	R.A. Arco
	Authorized Signature		Authorized Signature
Name:	Thibault de Tersant	Name:	R. A. Arco
Ttile:	EVP & Chief Financial Officer	Title:	Director, PLM Product Mgmt. & Support
Date:	January 24, 2006	Date:	February 13, 2006